                                                                    EXHIBIT 99.2
                                                                    ------------

UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS OF HEARST-ARGYLE TELEVISION, INC. (THE "COMPANY") (GIVING EFFECT TO THE PULITZER MERGER (AS DEFINED IN ITEM 5 OF THE COMPANY'S FORM 8-K, DATED SEPTEMBER 29, 1998) AND THE KELLY TRANSACTION (AS DEFINED IN ITEM 5 OF THE COMPANY'S FORM 8-K, DATED SEPTEMBER 29, 1998))

     The following unaudited pro forma combined condensed financial statements of the Company (the "Pro Forma Statements") give effect to the Pulitzer Merger and the Kelly Transaction, pursuant to which the Company will issue to the stockholders of Pulitzer Publishing Company ("Pulitzer") shares of the Company's Series A Common Stock (the "Series A Common Stock") with a value of $1.15 billion calculated on the basis of an equity adjustment "collar" mechanism and will assume $700 million of new debt (the "New Debt"). Upon consummation of the Kelly Transaction, the Company has agreed to acquire, through a merger transaction, all of the partnership interests in Kelly Broadcasting (as defined in Item 5 of the Company's Form 8-k dated September 29, 1998), in exchange for cash consideration in the amount of $520 million, subject to certain closing adjustments.

     The Pulitzer Merger and the Kelly Transaction will be accounted for by the Company using the purchase method with the Company as the acquiror of Pulitzer Broadcasting (as defined in Item 5 of the Company's Form 8-K, dated September 29, 1998) and Kelly Broadcasting. Accordingly, the Pulitzer Broadcasting and the Kelly Broadcasting assets and liabilities have been adjusted to their estimated fair values based upon preliminary purchase price allocations. The results of operations of Pulitzer Broadcasting and Kelly Broadcasting will be included in the consolidated financial statements of the Company subsequent to their dates of acquisition.

     The unaudited pro forma combined condensed statements of operations for the six-months ended June 30, 1997 and 1998 and for the year ended December 31, 1997 give effect to the Pulitzer Merger and the Kelly Transaction as if both transactions had been completed at the beginning of each period presented. The unaudited pro forma combined condensed statements of operations of the Company, including the estimated impact of the Pulitzer Merger and the Kelly Transaction, have been prepared based upon the unaudited pro forma combined condensed statements of operations of the Company, excluding the estimated impact of the Pulitzer Merger and the Kelly Transaction, the historical statements of operations of Pulitzer Broadcasting and the historical statements of operations of Kelly Broadcasting. The unaudited pro forma combined condensed statements of operations of the Company for the year ended December 31, 1997 and for the six-months ended June 30, 1997, excluding the estimated impact of the Pulitzer Merger and the Kelly Transaction, give effect to the transaction consummated on January 31, 1997 in which Argyle Television, Inc. ("Argyle", predecessor to the Company), exchanged its WZZM and WGRZ stations for Gannett Co., Inc.'s WLWT and KOCO stations located in Cincinnati, OH and Oklahoma City, OK, respectively (the "Gannett Swap"), the transaction consummated on August 29, 1997, in which The Hearst Corporation, pursuant to a merger transaction, contributed its television broadcast group to Argyle (the "Hearst Transaction"), and the transaction consummated on July 2, 1998 (and effective as of June 1, 1998 for accounting purposes), whereby the Company exchanged its television stations WNAC-TV and WDTN-TV for STC Broadcastings, Inc.'s television stations KSBW-TV and WPTZ-TV/WNNE-TV (the "STC Swap") as if all such transactions had occurred at the beginning of 1997, and for the six-months ended June 30, 1998 excluding the estimated impact of the Pulitzer Merger and the Kelly Transaction give effect to the STC Swap as if such transaction had occurred at the beginning of 1998.

     The unaudited pro forma combined condensed balance sheet at June 30, 1998 gives effect to the Pulitzer Merger and the Kelly Transaction as if the Pulitzer Merger had occurred on June 30, 1998 at the minimum Collar Price of $29.75 and at the maximum Collar Price of $38.50 and is based upon the historical consolidated balance sheets of the Company, Pulitzer Broadcasting and Kelly Broadcasting.

      The Pro Forma Statements should be read in conjunction with the Company's historical consolidated and unaudited pro forma combined condensed financial statements, the Pulitzer Broadcasting and the Kelly Broadcasting historical consolidated financial statements either included herein or filed previously by the Company. The Pro Forma Statements are not necessarily indicative of the actual results of operations or financial position of the Company that would have occurred had the Pulitzer Merger, the Kelly Transaction, the Hearst Transaction, the Gannett Swap and the STC Swap occurred on the dates indicated nor are they necessarily indicative of future operating results or financial position.

     For purposes of the Pro Forma Statements, the estimated purchase price of Pulitzer Broadcasting was determined as follows assuming the maximum stock price of $38.50 and the minimum stock price of $29.75 (in thousands, except share data):

                                                                                      SHARES ISSUED
                                                                  PURCHASE PRICE   MAXIMUM     MINIMUM
                                                                  --------------  ----------  ----------
Value of Series A Common Stock issued to Pulitzer stockholders..      $1,150,000  29,870,130  38,655,462
New Debt assumed................................................         700,000
Estimated transaction costs.....................................          20,000
                                                                      ----------
TOTAL ESTIMATED PURCHASE PRICE..................................      $1,870,000
                                                                      ==========

     For purposes of the Pro Forma Statements, the total estimated purchase price of Pulitzer Broadcasting is allocated as follows (in thousands):

Fair value of the Pulitzer Broadcasting net assets.............       $  117,977
Intangible assets..............................................        1,752,023
                                                                      ----------
TOTAL ESTIMATED PURCHASE PRICE.................................       $1,870,000
                                                                      ==========

     For purposes of the Pro Forma Statements, the estimated purchase price of Kelly Broadcasting was determined as follows (in thousands):

Cash...........................................................         $520,000
Estimated transaction costs....................................           12,000
                                                                        --------
TOTAL ESTIMATED PURCHASE PRICE.................................         $532,000
                                                                        ========

     For purposes of the Pro Forma Statements, the total estimated purchase price of Kelly Broadcasting is allocated as follows (in thousands):

Fair value of the Kelly Broadcasting net assets...............          $ 22,335
Intangible assets.............................................           509,665
                                                                        --------
TOTAL ESTIMATED PURCHASE PRICE................................          $532,000
                                                                        ========

     The estimated purchase price and the resulting allocations are based on management's preliminary estimations and have been made solely for purposes of developing the Pro Forma Statements. Any subsequent adjustments and any uncertainties affecting the pro forma presentation based upon such allocations are not expected to be significant.

                         Hearst-Argyle Television, Inc.
              Unaudited Pro Forma Combined Condensed Balance Sheet
                              as of June 30, 1998
           (Including the Pulitzer Merger and the Kelly Transaction)
                                 (In thousands)

                                                                                               PULITZER
                                                KELLY         KELLY             PRO FORMA    BROADCASTING
                             HEARST-ARGYLE   BROADCASTING  TRANSACTION            KELLY        BUSINESS        MERGER
                               HISTORICAL     HISTORICAL   ADJUSTMENTS         TRANSACTION    HISTORICAL     ADJUSTMENTS
                             --------------  ------------  ------------       -------------  -------------  -------------
ASSETS
Current assets:
   Cash and cash
    equivalents............     $   13,938        $ 1,826                       $   15,764
   Accounts receivable, net         88,241         12,226                          100,467       $ 50,863
   Program rights..........         12,567          4,608                           17,175          3,054
   Deferred tax asset......          5,975                                           5,975
   Other...................         57,558            642                           58,200          1,306
                                ----------        -------     --------          ----------       --------     ----------
Total current assets.......        178,279         19,302                          197,581         55,223
Property, plant and
 equipment, net............        124,043          9,365                          133,408         84,072
Intangible assets, net.....        716,736          1,860     $ (1,860)(a)       1,228,194         98,670     $  (98,670)(d)
                                                               509,665 (a)                                     1,752,023 (d)
                                                                 1,793 (c)                                       677,790 (d)

Other:
   Deferred acquisition
    and financing
      costs, net...........         28,033                                          28,033
   Program rights,
    noncurrent.............          3,904          2,976                            6,880
   Other assets............         27,134            926                           28,060          7,904         (6,000)(d)
                                                                                                                   5,000 (g)
                                ----------        -------     --------          ----------       --------     ----------
Total assets...............     $1,078,129        $34,429     $509,598          $1,622,156       $245,869     $2,330,143
                                ==========        =======     ========          ==========       ========     ==========

LIABILITIES AND
 STOCKHOLDERS' EQUITY
Current liabilities:
   Accounts payable and
    accrued liabilities....     $   41,460        $ 2,681     $  1,793 (c)      $   47,934       $ 13,806     $   20,520 (d)(f)(g)
                                                                 2,000 (a)
   Current portion of                                                                              12,705        (12,705)(d)
    long-term debt.........
   Program rights payable..         13,472          3,828                           17,300          2,728
   Other current
    liabilities............            433                                             433          2,169
                                ----------        -------     --------          ----------       --------     ----------
Total current liabilities..         55,365          6,509        3,793              65,667         31,408          7,815
Deferred tax liability.....        152,428                                         152,428                       677,790 (d)
                                                                                                                     291 (h)
Program rights payable,
 noncurrent................          3,755          3,617                            7,372
Other liabilities..........            630            108                              738          2,522         (1,023)(d)
                                                                                                                    (291)(h)
Pension obligations........                                                                         6,242         (1,401)(d)
Post-retirement benefit
 obligations...............                                                                         2,659
Credit facility............         29,000                     271,000 (b)         300,000                       700,000 (e)
Senior notes...............        500,000                                         500,000        172,500       (172,500)
Senior subordinated notes..          2,596                                           2,596
Long-term debt.............                                    259,000 (b)         259,000
                                ----------        -------      ------           ----------       --------     ----------
Total liabilities..........        743,774         10,234      533,793           1,287,801        215,331      1,210,681
                                ----------        -------      -------          ----------       --------     ----------

Partners' Capital..........                        24,195 (a)  (24,195)(a)


Stockholders' equity
   Preferred stock series A              1                                               1
   Preferred stock series B              1                                               1
   Series A common stock...            125                                             125                           387 (e)
   Series B common stock...            413                                             413
   Common stock............                                                                            10            (10)(d)
   Additional paid-in
    capital................        363,093                                         363,093         11,924        (11,924)(d)
                                                                                                               1,149,613 (e)

   Intercompany balance....                                                                       (85,850)        85,850 (d)
   Retained earnings
    (deficit)..............        (20,972)                                        (20,972)       104,454       (104,454)(d)
Treasury stock.............         (8,306)                                         (8,306)
                                ----------                                      ----------
Total stockholders' equity.        334,355             --           --             334,355         30,538      1,119,462
                                ----------        -------     --------          ----------       --------     ----------
Total liability and
 stockholders' equity......     $1,078,129        $34,429     $509,598          $1,622,156       $245,869     $2,330,143
                                ==========        =======     ========          ==========       ========     ==========

                                   PRO FORMA     DIVESTITURE      PRO FORMA
                                    MERGER         WGAL(i)       DIVESTITURE
                                 -------------  --------------  -------------
ASSETS
Current assets:
   Cash and cash
    equivalents............        $   15,764                     $   15,764
   Accounts receivable, net           151,330      $ (5,652)         145,678
   Program rights..........            20,229          (391)          19,838
   Deferred tax asset......             5,975                          5,975
   Other...................            59,506           (48)          59,458
                                   ----------      --------       ----------
Total current assets.......           252,804        (6,091)         246,713
Property, plant and
 equipment, net............           217,480        (5,776)         211,704
Intangible assets, net.....         3,658,007       (10,517)       3,647,490



Other:
   Deferred acquisition
    and financing
      costs, net...........            28,033                         28,033
   Program rights,
    noncurrent.............             6,880                          6,880
   Other assets............            34,964                         34,964

                                   ----------      --------       ----------

Total assets...............        $4,198,168      $(22,384)      $4,175,784
                                   ==========      ========       ==========

LIABILITIES AND
 STOCKHOLDERS' EQUITY
Current liabilities:
   Accounts payable and
    accrued liabilities....        $   82,260      $   (749)      $   81,511

   Current portion of
    long-term debt.........                --                             --
   Program rights payable..            20,028          (404)          19,624
   Other current
    liabilities............             2,602          (324)           2,278
                                   ----------      --------       ----------
Total current liabilities..           104,890        (1,477)         103,413
Deferred tax liability.....           830,509         2,449          832,958

Program rights payable,
 noncurrent................             7,372                          7,372
Other liabilities..........             1,946                          1,946

Pension obligations........             4,841          (488)           4,353
Post-retirement benefit
 obligations...............             2,659          (911)           1,748
Credit facility............         1,000,000       (21,957)         978,043
Senior notes...............           500,000                        500,000
Senior subordinated notes..             2,596                          2,596
Long-term debt.............           259,000                        259,000
                                   ----------      --------       ----------
Total liabilities..........         2,713,813       (22,384)       2,691,429
                                   ----------      --------       ----------

Partners' Capital..........


Stockholders' equity
   Preferred stock series A                 1                              1
   Preferred stock series B                 1                              1
   Series A common stock...               512                            512
   Series B common stock...               413                            413
   Common stock............                --                             --
   Additional paid-in
    capital................         1,512,706                      1,512,706


   Intercompany balance....                --                             --
   Retained earnings
    (deficit)..............           (20,972)                       (20,972)
Treasury stock.............            (8,306)                        (8,306)
                                   ----------      --------       ----------
Total stockholders' equity.         1,484,355            --        1,484,355
                                   ----------      --------       ----------
Total liability and                $4,198,168      $(22,384)      $4,175,784
 stockholders' equity......        ==========      ========       ==========

See notes on the following page.

NOTES TO UNAUDITED PRO FORMA COMBINED CONDENSED BALANCE SHEETS ADJUSTMENTS:

(a) To reflect the Kelly Transaction and the adjustment of the Kelly Broadcasting net assets to their estimated fair values of the net assets acquired and the elimination of partners' capital.
(b) To record the issuance of long-term debt to be incurred in connection with the purchase price paid for Kelly Broadcasting and related transaction costs. The Company intends to use: (i) amounts available under its Credit Agreement, dated August 29, 1997, with The Chase Manhattan Bank, as Administrative Agent and certain lenders party thereto (the "Chase Credit Facility"), and (ii) other public long-term debt, expected to be raised in an offering related to a $1 billion shelf registration, currently outstanding, to finance the Kelly Transaction.
(c) To record the amount the Company will owe Kelly Broadcasting to the extent the estimated working capital is more than $11 million (approximately $1.8 million) which is based upon the working capital of Kelly Broadcasting as of June 30, 1998.
(d) To reflect the Pulitzer Merger and the adjustment of Pulitzer Broadcasting net assets to their estimated fair values of the net assets acquired, elimination of existing long-term debt and stockholders' equity and to record the tax effect of the differences between book and tax basis of the net assets acquired.
(e) Issuance of 38,655,462 shares of the Company's Series A Common Stock to the stockholders of New Pulitzer (as defined in Item 5 of the Company's Form 8-K, dated September 29, 1998) and the assumption of the $700 million of new debt for the net assets of Pulitzer Broadcasting. The adjustment reflects the minimum stock price or the maximum number of shares to be issued. If the maximum stock price is used, then the minimum number of shares to be issued is 29,870,130.
(f) To record the amount the Company will owe New Pulitzer to the extent the difference between the Company's total current assets and total amount liabilities (other than the New Debt, Pulitzer's existing debt and the fees and expenses incurred by Pulitzer in connection with the Pulitzer Merger) as of the end of the most recently available month end period immediately preceding the effective time of the Pulitzer Merger is more than $41 million (approximately $1.2 million) which is based upon the working capital of Pulitzer Broadcasting as of June 30, 1998.
(g) To record the Company's purchase of Pulitzer's investment in the Major League Baseball team, the Arizona Diamondbacks.
(h) Reclassification of Pulitzer Broadcasting account balances to conform with the Company presentation.
(i) Upon consummation of the Pulitzer Merger, the Company will, assuming the Federal Communications Commission (the "FCC") grants the temporary waiver requested by the Company, own two television stations in an area (WGAL in Lancaster, PA and WBAL in Baltimore, MD) with overlapping service contours in violation of the FCC's current local ownership rules. The FCC's current rules prohibit the ownership of two stations in the same geographic area whose service contours overlap. Accordingly, the Company will be required to divest one of the aforementioned stations. If WGAL is sold for cash, the proceeds of such sale will be used to reduce indebtedness under the Chase Credit Facility, and therefore the pro forma balance sheet reflects the effect of a reduction in the Chase Credit Facility by an amount equal to $22.0 million, the net book value of WGAL. The net book value has been used in the unaudited pro forma combined condensed financial statements for the divestiture of WGAL because no other valuation currently can be based on an independent third party offer. The divestiture of WGAL at net book value would be equivalent to selling WGAL at a price equal to less than two times WGAL's 1997 broadcast cash flow. Given the valuations of broadcasting properties in recent transactions, including the valuation of Pulitzer Broadcasting implied by the shares of Series A Common Stock to be issued in the Pulitzer Merger (the "Merger Stock"), the Company management believes that any divestiture of WGAL would occur at a valuation significantly higher than its net book value.

                         Hearst-Argyle Television, Inc.
         Unaudited Pro Forma Combined Condensed Statement of Operations
                          Year Ended December 31, 1997
           (Including the Pulitzer Merger and the Kelly Transaction)
                     (In thousands, except per share data)

                                                                                              HISTORICAL
                                PRO FORMA     HISTORICAL       KELLY            PRO FORMA      PULITZER
                                 HEARST-         KELLY      TRANSACTION           KELLY      BROADCASTING      MERGER
                                ARGYLE(a)     BROADCASTING  ADJUSTMENTS        TRANSACTION     BUSINESS     ADJUSTMENTS
                             ---------------  ------------  ------------       ------------  -------------  ------------
Total revenues.............      $388,397          $65,311       $                $453,708       $227,016      $  9,038 (m)

Station operating expenses.       169,438           39,336       (6,484)(b)        202,290        125,090        (9,716)(f)(m)
Amortization of program
 rights....................        41,517                         5,164 (b)         46,681                       12,490 (m)
Depreciation and
 amortization..............        39,944            2,900       12,742 (c)         55,586         23,447        50,446 (g)
                                 --------          -------     --------           --------       --------      --------
Station operating income...       137,498           23,075      (11,422)           149,151         78,479       (44,182)

Corporate general and
   administrative expenses.        12,000                         1,320 (b)         12,000                       (5,354)(h)
                                                                 (1,320)(h)                                       6,854 (m)
                                 --------          -------     --------           --------       --------      --------

Operating income...........       125,498           23,075      (11,422)           137,151         78,479       (45,682)

Interest income (expense)..       (37,228)             142      (37,242)(d)        (74,328)       (16,081)      (32,919)(i)

Other income, net..........                                                                            10           (10)(m)
                                 --------          -------     --------           --------       --------      --------

Income before income taxes.        88,270           23,217      (48,664)            62,823         62,408       (78,611)

Income taxes...............        36,700                       (10,943)(e)         25,757         24,387       (31,031)(j)
                                 --------          -------     --------           --------       --------      --------

Income from continuing
 operations................        51,570          $23,217     $(37,721)          $ 37,066       $ 38,021      $(47,580)
                                                   =======     ========           ========       ========      ========
Less: preferred stock
 dividends.................        (1,422)
                                 --------
Income applicable to
 common stock..............      $ 50,148
                                 ========
Basic (Minimum):
   Income per common share.      $   0.93
                                 ========
   Number of shares used in
      per share calculation        53,828

Basic (Maximum):
   Income per common share.      $   0.93
                                 ========
   Number of shares used in
      per share calculation        53,828

Diluted (Minimum):
   Income per common share.      $   0.93
                                 ========
   Number of shares used in
      per share calculation        53,873

Diluted (Maximum):
   Income per common share.      $   0.93
                                 ========
   Number of shares used in
      per share calculation        53,873



                               PRO FORMA          DIVESTITURE      PRO FORMA
                                MERGER              WGAL(k)       DIVESTITURE
                             -------------       --------------  -------------
Total revenues.............     $ 689,762           $(29,772)       $ 659,990

Station operating expenses.       317,664             (9,876)         307,788
Amortization of program
 rights....................        59,171             (1,748)          57,423
Depreciation and                  129,479             (1,367)         128,112
 amortization..............     ---------           --------        ---------

Station operating income...       183,448            (16,781)         166,667

Corporate general and
   administrative expenses.        13,500                              13,500



Operating income...........       169,948            (16,781)         153,167

Interest income (expense)..      (123,328)             1,537         (121,791)

Other income, net..........            --
                                ---------

Income before income taxes.        46,620            (15,244)          31,376

Income taxes...............        19,113             (6,250)          12,863
                                ---------           --------        ---------

Income from continuing
 operations................        27,507           $ (8,994)          18,513
                                                    ========
Less: preferred stock
 dividends.................        (1,422)                             (1,422)
                                ---------                           ---------
Income applicable to
 common stock..............     $  26,085                           $  17,091
                                =========                           =========
Basic (Minimum):
   Income per common share.     $    0.28                           $    0.18
                                =========                           =========
   Number of shares used in
      per share calculation        92,483   (l)                        92,483 (1)

Basic (Maximum):
   Income per common share.     $    0.31                           $    0.20 (1)
                                =========                           =========
   Number of shares used in
      per share calculation        89,698   (l)                        83,698 (1)

Diluted (Minimum):
   Income per common share.     $    0.28                           $    0.18
                                =========                           =========
   Number of shares used in
      per share calculation        92,528   (l)                        92,528 (1)

Diluted (Maximum):
   Income per common share.     $    0.31                           $    0.20
                                =========                           =========
   Number of shares used in
      per share calculation        83,743   (l)                        83,743 (1)

    See notes on the following pages.

                         Hearst-Argyle Television, Inc.
         Unaudited Pro Forma Combined Condensed Statement of Operations
                         Six Months Ended June 30, 1997
           (Including the Pulitzer Merger and the Kelly Transaction)
                     (In thousands, except per share data)

                                                                                            HISTORICAL
                               PRO FORMA    HISTORICAL       KELLY            PRO FORMA      PULITZER
                                HEARST-        KELLY      TRANSACTION           KELLY      BROADCASTING      MERGER
                               ARGYLE(a)    BROADCASTING  ADJUSTMENTS        TRANSACTION     BUSINESS     ADJUSTMENTS
                             -------------  ------------  ------------       ------------  -------------  ------------
Total revenues.............    $185,271          $32,255       $.....           $217,526       $111,264      $  4,618 (m)

Station operating expenses.      81,145           18,235       (3,072)(b)         96,308         61,851        (4,946)(f)(m)
Amortization of program
 rights....................      20,384                         2,567 (b)         22,951                        6,431 (m)
Depreciation and
 amortization..............      16,961            1,223        6,371 (c)         24,555         11,684        25,183 (g)
                               --------          -------     --------           --------       --------      --------
Station operating income...      66,781           12,797       (5,866)            73,712         37,729       (22,050)

Corporate general and
   administrative expenses.       6,554                           505 (b)          6,554                       (2,678)(h)
                                                                 (505)(h)                                       3,428 (m)
                               --------          -------     --------           --------       --------      --------

Operating income...........      60,227           12,797       (5,866)            67,158         37,729       (22,800)

Interest (expense) income..     (18,614)             135      (18,685)(d)        (37,164)        (8,699)      (15,801)(i)

Other income, net..........                                                                           5            (5)(m)
                               --------          -------     --------           --------       --------      --------

Income before income taxes.      41,613           12,932      (24,551)            29,994         29,035       (38,606)

Income taxes...............      17,685               --       (5,387)(e)         12,298         11,346       (15,271)(j)
                               --------          -------     --------           --------       --------      --------

Income from continuing
 operations................      23,928          $12,932     $(19,164)          $ 17,696       $ 17,689      $(23,335)
                               ========          =======     ========           ========       ========      ========
Less: preferred stock
 dividends.................        (711)
                               --------
Income applicable to
 common stock..............    $ 23,217
                               ========
Basic (Minimum):
   Income per common share.    $   0.43
                               ========
   Number of shares used in
      per share calculation      53,815

Basic (Maximum):
   Income per common share.    $   0.43
                               ========
   Number of shares used in
      per share calculation      53,815

Diluted (Minimum):
   Income per common share.    $   0.43
                               ========
   Number of shares used in
      per share calculation      54,080

Diluted (Maximum):
   Income per common share.    $   0.43
                               ========
   Number of shares used in
      per share calculation      54,080


                                PRO FORMA          DIVESTITURE     PRO FORMA
                                 MERGER              WGAL(k)      DIVESTITURE
                             --------------       --------------  -----------
Total revenues.............       $333,408           $(14,301)   $  319,107

Station operating expenses.        153,213             (4,953)      148,260
Amortization of program
 rights....................         29,382               (893)       28,489
Depreciation and
 amortization..............         61,422               (680)       60,742
                                  --------           --------    ----------
Station operating income...         89,391             (7,775)       81,616

Corporate general and
   administrative expenses.          7,304                            7,304



Operating income...........         82,087             (7,775)       74,312

Interest (expense) income..        (61,664)               768       (60,896)

Other income, net..........


Income before income taxes.         20,423             (7,007)       13,416

Income taxes...............          8,373             (2,864)        5,509
                                  --------           --------    ----------

Income from continuing
 operations................         12,050           $ (4,143)   $    7,907
                                                     ========
Less: preferred stock                 (711)                            (711)
 dividends.................       --------                       ----------

Income applicable to
 common stock..............       $ 11,339                       $    7,196
                                  ========                       ==========
Basic (Minimum):
   Income per common share.       $   0.12                       $     0.08
                                  ========                       ==========
   Number of shares used in
      per share calculation         92,471 (l)                       92,471 (l)

Basic (Maximum):
   Income per common share.       $   0.14                       $     0.09
                                  ========                       ==========
   Number of shares used in
      per share calculation         83,685 (l)                       83,685 (l)

Diluted (Minimum):
   Income per common share.       $   0.12                       $     0.08
                                  ========                       ==========
   Number of shares used in
      per share calculation         92,735 (l)                       92,735 (l)

Diluted (Maximum):
   Income per common share.       $   0.14                       $     0.09
                                  ========                       ==========
   Number of shares used in
      per share calculation         83,950 (l)                         0.10 (l)

See notes on the following pages.

         Unaudited Pro Forma Combined Condensed Statement of Operations
                         Six Months Ended June 30, 1998
           (Including the Pulitzer Merger and the Kelly Transaction)
                     (In thousands, except per share data)

                                                                                            HISTORICAL
                               PRO FORMA     HISTORICAL      KELLY            PRO FORMA      PULITZER
                                HEARST-        KELLY      TRANSACTION           KELLY      BROADCASTING      MERGER
                               ARGYLE(a)    BROADCASTING  ADJUSTMENTS        TRANSACTION     BUSINESS     ADJUSTMENTS
                             -------------  ------------  ------------       ------------  -------------  ------------
Total revenues.............    $197,016          $35,810       $.....           $232,826       $119,773      $  4,067 (m)

Station operating expenses.      84,851           20,122       (4,741)(b)        100,232         64,312        (5,221)(f)(m)
Amortization of program
 rights....................      21,026                         4,184 (b)         25,210                        6,165 (m)
Depreciation and
 amortization..............      18,820            1,309        6,371 (c)         26,500         11,051        25,156 (g)
                               --------          -------     --------           --------       --------      --------
Station operating income...      72,319           14,379       (5,814)            80,884         44,410       (22,033)

Corporate general and
   administrative expenses.       6,554                           557 (b)          6,554                       (2,668)(h)
                                                                 (557)(h)                                       3,418 (m)
                               --------          -------     --------           --------       --------      --------

Operating income...........      65,765           14,379       (5,814)            74,330         44,410       (22,783)

Interest (expense) income..     (18,614)              62      (18,612)(d)        (37,164)        (6,925)      (17,575)(i)

                                                                                                      5            (5)(m)
Other income, net..........    --------          -------     --------           --------       --------      --------


Income before income taxes.      47,151           14,441      (24,426)            37,166         37,490       (40,363)

Income taxes...............      20,154               --       (4,908)(e)         15,246         14,645       (15,823)(j)
                               --------          -------     --------           --------       --------      --------

Income from continuing
 operations................      26,997          $14,441     $(19,518)          $ 21,920       $ 22,845      $(24,540)
                                                 =======     ========           ========       ========      ========
Less: preferred stock
 dividends.................        (711)
                               --------
Income applicable to
 common stock..............    $ 26,286
                               ========
Basic (Minimum):
   Income per common share.    $   0.49
                               ========
   Number of shares used in
      per share calculation      53,815

Basic (Maximum):
   Income per common share.    $   0.49
                               ========
   Number of shares used in
      per share calculation      53,815

Diluted (Minimum):
   Income per common share.    $   0.49
                               ========
   Number of shares used in
      per share calculation      54,080

Diluted (Maximum):
   Income per common share.    $   0.49
                               ========
   Number of shares used in
      per share calculation      54,080




                             PRO FORMA         DIVESTITURE     PRO FORMA
                              MERGER             WGAL(k)      DIVESTITURE
                             ----------       --------------  -----------
Total revenues.............   $356,666           $(14,847)   $ 341,819

Station operating expenses.    159,323             (5,009)     154,314
Amortization of program
 rights....................     31,375               (852)      30,523
Depreciation and
 amortization..............     62,707               (675)      62,032
                              --------           --------    ---------
Station operating income...    103,261             (8,311)      94,950

Corporate general and
   administrative expenses.      7,304                           7,304



Operating income...........     95,957             (8,311)      87,646

Interest (expense) income..    (61,664)               768      (60,896)

Other income, net..........         --
                              --------

Income before income taxes.     34,293             (7,543)      26,750

Income taxes...............     14,068             (3,092)      10,976
                              --------           --------    ---------

Income from continuing
 operations................     20,225           $ (4,451)      15,774
                                                 ========
Less: preferred stock
 dividends.................       (711)                           (711)
                              --------                       ---------
Income applicable to
 common stock..............   $ 19,514                       $  15,063
                              ========                       =========
Basic (Minimum):
   Income per common share.   $   0.21                       $    0.16
                              ========                       =========
   Number of shares used in
      per share calculation     92,471 (l)                      92,471 (l)

Basic (Maximum):
   Income per common share.   $   0.23                       $    0.18
                              ========                       =========
   Number of shares used in
      per share calculation     83,685 (l)                      83,685 (l)

Diluted (Minimum):
   Income per common share.   $   0.21                       $    0.16
                              ========                       =========
   Number of shares used in
      per share calculation     92,735 (l)                      92,735 (l)

Diluted (Maximum):
   Income per common share.   $   0.23                       $    0.18
                              ========                       =========
   Number of shares used in
      per share calculation     83,950 (l)                      83,950 (l)

See notes on the following pages.

NOTES TO UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENTS OF OPERATIONS
ADJUSTMENTS:

(a) On a pro forma basis assuming the Gannett Swap, the Hearst Transaction and the STC Swap had occurred as of January 1, 1997.
(b) Reclassification of Kelly Broadcasting account balances to conform with the Company presentation.
(c) Amortization of intangible assets resulting from purchase accounting adjustments, net of amortization recorded in the historical financial statements of Kelly Broadcasting. The estimated useful lives for these intangible assets were as follows: Goodwill-40 years; FCC licenses-40 years; network affiliation agreements-40 years and other intangible assets-2 to 5 years.
(d) Interest expense relating to debt issued ($530 million) for the Kelly Transaction at an assumed interest rate of 7% which approximates the rate the Company pays for debt, net of interest expense recorded in the historical financial statements of Kelly Broadcasting. If the interest rate were to increase or decrease 1/8%, the difference in interest expense would equal $663,000.
(e) Estimated income tax effect of the above adjustments, giving effect to the Kelly Transaction.
(f) Estimated pension costs associated with the newly-established defined benefit pension plan to be created for the transferred Pulitzer Broadcasting employees, including the assets to be transferred to the Company per the terms of the Pulitzer Merger Agreement (as defined in Item 5 of the Company's Form 8-K, dated September 29, 1998), net of pension costs recorded in the historical consolidated financial statements.
(g) Amortization of intangible assets resulting from purchase accounting adjustments, net of amortization recorded in the historical consolidated financial statements of Pulitzer Broadcasting. The estimated useful lives for these intangible assets were as follows: Goodwill - 40 years; FCC licenses - 40 years; network affiliation agreements - 40 years and other intangible assets 2 to 5 years.
(h) Change in corporate general and administrative expenses due to the Pulitzer Merger and the Kelly Transaction, associated with the Company's new organizational structure, including the increase in corporate staff and the services agreement (which includes certain administrative services such as accounting, financial, legal, tax, insurance data processing and employee benefits), net of corporate general and administrative expenses recorded in the historical financial statements of Pulitzer Broadcasting and Kelly Broadcasting.
(i) Interest expense relating to the New Debt ($700 million) assumed in the Pulitzer Merger at an assumed interest rate of 7% which approximates the rate the Company pays for debt, net of interest expense recorded in the historical consolidated financial statements of Pulitzer Broadcasting. If the interest rate were to increase or decrease 1/8%, the difference in interest expense would equal $875,000.
(j) Estimated income tax effect of the above adjustments, giving effect to the Pulitzer Merger.
(k) Upon consummation of the Pulitzer Merger, the Company will, assuming the FCC grants the temporary waiver requested by the Company, own two television stations in an area (WGAL in Lancaster, PA and WBAL in Baltimore, MD) with overlapping service contours in violation of the FCC's current local ownership rules. The FCC's current rules prohibit the ownership of two stations in the same geographic area whose service contours overlap. Accordingly, the Company will be required to divest one of the aforementioned stations. If WGAL is sold for cash, the proceeds of such sale will be used to reduce indebtedness under the Chase Credit Facility and therefore the Pro Forma Statements of operations reflects the effects of a reduction in the Chase Credit Facility by an amount equal to $22.0 million, the net book value of WGAL. The net book value has been used in the unaudited pro forma combined condensed financial statements for the divestiture of WGAL because no other valuation currently can be based on an independent third party offer. The divestiture of WGAL at net book value would be equivalent to selling WGAL at a price equal to less than two times WGAL's 1997 broadcast cash flow. Given the valuations of broadcasting properties in recent transactions, including the valuation of the Pulitzer Broadcasting implied by the Merger Stock, the Company management believes that any divestiture of WGAL would occur at a valuation significantly higher than its net book value.
(l) Includes the issuance of the Company Series A Common Stock to the stockholders of New Pulitzer.
(m) Reclassification of Pulitzer Broadcasting account balances to conform with the Company presentation.

PRO FORMA COMBINED CONDENSED STATEMENTS OF OPERATIONS OF THE COMPANY

     The Unaudited Pro Forma Combined Condensed Statements of Operations of the Company for the year ended December 31, 1997 and the six-months ended June 30, 1997 and 1998 have been prepared as if the Gannett Swap, the Hearst Transaction and the STC Swap had been completed as of the beginning of the periods presented. The Gannett Swap, the Hearst Transaction and the STC Swap are accounted for using the purchase method of accounting. Any subsequent adjustments and any uncertainties affecting the pro forma presentation are not expected to be significant. The pro forma statements of operations presented herein are not necessarily indicative of the Company's results of operations that might have occurred had such transactions been completed at the beginning of the periods indicated and do not purport to represent the Company's consolidated results of operations for any future period.

                         Hearst-Argyle Television, Inc.
         Unaudited Pro Forma Combined Condensed Statement of Operations
                          Year Ended December 31, 1997
                                 (In thousands)

                              HISTORICAL       HISTORICAL
                                ARGYLE       HEARST-ARGYLE                         HISTORICAL
                             EIGHT MONTHS     FOUR MONTHS       GANNETT              HEARST       HEARST
                                 ENDED           ENDED           SWAP              BROADCAST   TRANSACTION
                              8/31/97(a)      12/31/97(b)     ADJUSTMENTS            GROUP     ADJUSTMENTS
                             -------------  ----------------  -----------          ----------  ------------
Total revenues.............    $ 51,826          $146,440            $975 (h)        $187,221      $ 1,320 (c)

Station operating expenses.      27,610            59,993             681 (d)(h)       82,103       (1,944)(p)
Amortization of program
 rights....................       2,833            14,652              16 (h)          25,477           --
Depreciation and
 amortization..............      16,955            12,150             138 (e)(f)       10,774       (3,777)(f)
                               --------          --------            ----            --------      -------
Station operating income...       4,428            59,645             140              68,867        7,041

Corporate general and
   administrative expenses.       2,700             3,518              --               6,009         (227)(l)
Non-cash compensation
 expense...................       3,518                --              --                  --       (3,518)(k)
                               --------          --------            ----            --------      -------
Operating income (loss)....      (1,790)           56,127             140              62,858       10,786

Interest expense, net......      12,749            15,830              --              16,654       (8,005)(m)
                               --------          --------            ----            --------      -------

Income (loss) before
 income taxes..............     (14,539)           40,297             140              46,204       18,791

Income taxes...............          --            16,419              --              18,944        2,430 (g)
                               --------          --------            ----            --------      -------

Income (loss) from
 continuing operations.....    $(14,539)         $ 23,878            $140            $ 27,260      $16,361
                               ========          ========            ====            ========      =======



                              PRO FORMA
                               HEARST       STC SWAP              PRO FORMA
                             TRANSACTION  ADJUSTMENTS           HEARST-ARGYLE
                             -----------  ------------          -------------
Total revenues.............     $387,782      $   615 (i)          $388,397

Station operating expenses.      168,443          995 (i)(j)        169,438
Amortization of program
 rights....................       42,978       (1,461)(i)            41,517
Depreciation and
 amortization..............       36,240        3,704 (e)(f)         39,944
                                --------      -------              --------
Station operating income...      140,121       (2,623)              137,498

Corporate general and
   administrative expenses.       12,000           --                12,000
Non-cash compensation
 expense...................           --           --                    --
                                --------      -------              --------
Operating income (loss)....      128,121       (2,623)              125,498

Interest expense, net......       37,228           --                37,228
                                --------      -------              --------

Income (loss) before
 income taxes..............       90,893       (2,623)               88,270

Income taxes...............       37,793       (1,093)(g)            36,700
                                --------      -------              --------

Income (loss) from
 continuing operations.....     $ 53,100      $(1,530)             $ 51,570
                                ========      =======              ========

See notes on the following pages.

                         Hearst-Argyle Television, Inc.
         Unaudited Pro Forma Combined Condensed Statement of Operations
                         Six Months Ended June 30, 1997
                                 (In thousands)

                                                                 HISTORICAL
                                              GANNETT              HEARST       HEARST           PRO FORMA
                              HISTORICAL       SWAP              BROADCAST   TRANSACTION          HEARST       STC SWAP
                               ARGYLE(o)    ADJUSTMENTS            GROUP     ADJUSTMENTS        TRANSACTION  ADJUSTMENTS
                             -------------  -----------          ----------  ------------       -----------  ------------
Total revenues.............     $39,765            $975  (h)       $143,566      $ 1,026 (c)       $185,332       $  (61)(i)

Station operating expenses.      21,367             681  (d)(h)      60,596       (1,458)(p)         81,186          (41)(i)(j)
Amortization of program
 rights....................       2,119              16  (h)         19,052           --             21,187         (803)(i)
Depreciation and
 amortization..............      12,760             138  (e)(f)       8,190       (5,363)(f)         15,725        1,236 (e)(f)
                                -------            ----            --------      -------           --------       ------
Station operating income...       3,519             140              55,728        7,847             67,234         (453)

Corporate general and
   administrative expenses.       1,904              --               4,467          183 (l)          6,554           --
Non-cash compensation
 expense...................         503              --                  --         (503)(k)             --           --
                                -------            ----            --------      -------           --------       ------
Operating income...........       1,112             140              51,261        8,167             60,680         (453)

Interest expense, net......       9,407              --              12,485       (3,278)(m)         18,614           --
                                -------            ----            --------      -------           --------       ------

Income (loss) before
 income taxes..............      (8,295)            140              38,776       11,445             42,066         (453)

Income taxes...............          --              --              16,054        1,631 (g)         17,685           --
                                -------            ----            --------      -------           --------       ------

Income (loss) from
 continuing
   operations..............     $(8,295)           $140            $ 22,722      $ 9,814           $ 24,381       $ (453)
                                =======            ====            ========      =======           ========       ======




                               PRO FORMA
                             HEARST-ARGYLE
                             -------------
Total revenues.............       $185,271

Station operating expenses.         81,145
Amortization of program
 rights....................         20,384
Depreciation and
 amortization..............         16,961
                                  --------
Station operating income...         66,781

Corporate general and
   administrative expenses.          6,554
Non-cash compensation
 expense...................             --
                                  --------
Operating income...........         60,227

Interest expense, net......         18,614
                                  --------

Income (loss) before
 income taxes..............         41,613

Income taxes...............         17,685
                                  --------

Income (loss) from
 continuing
   operations..............       $ 23,928
                                  ========

See notes on the following pages.

                         Hearst-Argyle Television, Inc.
         Unaudited Pro Forma Combined Condensed Statement of Operations
                         Six Months Ended June 30, 1998
                                 (In thousands)



                                        HISTORICAL       STC SWAP              PRO FORMA
                                     HEARST-ARGYLE(n)  ADJUSTMENTS           HEARST-ARGYLE
                                     ----------------  ------------          -------------

Total revenues.....................       $196,965         $    51 (i)            $197,016

Station operating expenses.........         83,948             903 (i)(j)           84,851
Amortization of program rights.....         21,669            (643)(i)              21,026
Depreciation and amortization......         17,641           1,179 (e)(f)           18,820
                                          --------         -------                --------

Station operating income...........         73,707          (1,388)                 72,319

Corporate general and
   administrative expenses.........          6,554              --                   6,554
                                          --------         -------                --------

Operating income...................         67,153          (1,388)                 65,765

Interest expense, net..............         19,827          (1,213)(m)              18,614
                                          --------         -------                --------

Income before income taxes.........         47,326            (175)                 47,151

Income taxes.......................         20,229             (75)(g)              20,154
                                          --------         -------                --------

Income from continuing operations..       $ 27,097         $  (100)               $ 26,997
                                          ========         =======                ========

See notes on the following pages.

NOTES TO UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENTS OF OPERATIONS OF THE
COMPANY:

(a) The Hearst Transaction was consummated on August 29, 1997. Selected financial data are presented for Argyle for the eight-months ended August 31, 1997 and for the Company for the four-months ended December 31, 1997. Selected financial data for Argyle for the eight-months ended August 31, 1997 include the results of operations of Argyle, which include: (i) WZZM and WGRZ for January 1997 only; (ii) WLWT and KOCO from February 1, 1997 through August 31, 1997; and, (iii) WAPT, KITV, Argyle's share of the 1996 Joint Marketing and Programming Agreement, relating to television station WNAC, with the owner of another television station in the same market (the "Clear Channel Venture"), and KHBS/KHOG (the "Arkansas Stations") for the full-period presented.
(b) Includes the results of operations of the Company, which includes WLWT, KOCO, WAPT, KITV, the Arkansas Stations, the Company's share of broadcast cash flow from the Clear Channel Venture, WCVB, WTAE, WISN, WBAL, KMBC and WDTN and the management fee derived by the Company from WWWB, WPBF, KCWB and WBAL-AM/WIYY-FM (the "Managed Stations") for the full-period presented.
(c) Management fees derived by the Company from the Managed Stations from the beginning of each period presented.
(d) Elimination of certain expenses which would not have been incurred under the Company's management.
(e) Change in depreciation expense due to purchase accounting adjustments to equipment and buildings, net of depreciation recorded in the historical financial statements. The estimated useful lives used for equipment range from 5 to 25 years and the estimated useful life used for buildings range from 25 to 39 years.
(f) Amortization of intangible assets resulting from purchase accounting adjustments, net of amortization recorded in the historical financial statements. The estimated useful lives used for these intangible assets were as follows: FCC licenses, network affiliation agreements and goodwill - 40 years; other intangibles - 2 to 5 years.
(g) Estimated income tax effect of the pro forma adjustments.
(h) The inclusion of WLWT and KOCO and the exclusion of WZZM and WGRZ results of operations from the beginning of the period presented.
(i) The inclusion of WPTZ/WNNE and KSBW and the exclusion of WDTN and WNAC results of operations from the beginning of the periods presented.
(j) Additional expenses which would have been incurred under the Company's management.
(k) Conforming the accounting policies related to stock based compensation.
(l) Change in corporate expenses associated with the Company's new organizational structure. Including the effect of agreements for administrative services, such as accounting, financial, legal, tax, insurance, data processing and employee benefits and other applicable agreements that were entered into upon the close of the Hearst Transaction.
(m) Interest expense on the pro forma debt as follows (in thousands):

                                                                              PRO FORMA
                                                                   --------------------------------
                                                                    12/31/97    6/30/97    6/30/98
                                                                   ---------   --------   --------
Senior Notes due 2007 at an interest rate of 7.0%................  $   8,752   $  4,376   $  4,376
Senior Notes due 2008 at an interest rate of 7.0%................     14,000      7,000      7,000
Senior Notes due 2027 at an interest rate of 7.5%................     13,124      6,562      6,562
Senior subordinated Notes due 2005 at an interest rate of 9.75%..        252        126        126
Commitment fees for the unused Chase Credit Facility.............      1,252        626        626
Non-cash interest charges........................................      2,248      1,124      1,124
Interest income..................................................     (2,400)    (1,200)    (1,200)
                                                                   ---------   --------   --------
Total Interest Expense, net......................................  $  37,228   $ 18,614   $ 18,614
                                                                   =========   ========   ========

(n) Includes the results of operations of the Company, which includes: (i) WLWT, KOCO, WAPT, KITV and the Arkansas Stations; (ii) WCVB, WTAE, WISN, WBAL and KMBC; (iii) the management fee derived by the Company from the Managed Stations for the full-period presented; (iv) the Company's share of the Clear Channel Venture and WDTN from January 1 through May 31, 1998; and,
    (iv) KSBW and WPTZ/WNNE for the month of June 1998 only.
(o) Includes the results of operations of Argyle, which includes: (i) WAPT, KITV, the Arkansas Stations, Argyle's share of broadcast cash flows from the Clear Channel Venture for the entire period; (ii) WZZM and WGRZ for January 1997 only; and, (iii) WLWT and KOCO from February 1 through June 30, 1997.
(p) Reduction of pension expense resulting from the actuarial valuation of the newly-established qualified defined benefit pension plan.

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